--------------------------------------------------------------------------------
                       THE BLACKROCK 1998 TERM TRUST INC.
                   CONSOLIDATED ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------




                                                                January 31, 1997



Dear Trust Shareholder:

      The domestic fixed income markets over the past twelve months were once again greatly influenced by interest rate volatility. Significant swings in the pace of U.S. economic growth influenced the bond market's performance, as every release of economic data led to market participant speculation regarding the direction of Federal Reserve monetary policy.

      Despite strong growth and rising wage pressures, the Fed's decision not to raise interest rates at their two most recent policy meetings has markedly increased the stakes in the bond market. The rationale behind the Fed's decision not to raise interest rates appears to focus on the benign inflation data released during the third quarter. Should economic growth slow and inflation remain benign, the Fed will be proven correct in their inaction and the market would be expected to rally significantly. On the other hand, signs of a stronger economy could result in weaker bond prices as the likelihood of a Fed tightening would increase.

      BlackRock maintains a positive view on the bond market. On balance, the outlook for moderate inflation remains intact, suggesting that further declines in interest rates are likely. In addition to this favorable fundamental backdrop, foreign demand for U.S. bonds has increased due to the renewed attractiveness of the U.S. bond market on a global basis.

      This consolidated annual report is designed to help you stay informed about your investment and represents our ongoing commitment to improving our communication with you. We hope you find this report useful now and in the future. We appreciate your confidence and look forward to helping you achieve your long-term investment goals.


Sincerely,

/s/ Laurence D. Fink                         /s/ Ralph L. Schlosstein
    -------------------------                     ------------------------------
    Laurence D. Fink                              Ralph L. Schlosstein
    Chairman                                      President

                                                                January 31, 1997

Dear Shareholder:

      We are pleased to present the consolidated annual report for The BlackRock 1998 Term Trust Inc. ("the Trust") for the year ended December 31, 1996. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BBT". The Trust's investment objective is to return $10 per share (its initial offering price) to shareholders on or about December 31, 1998 while providing high current income. Although there can be no guarantee, BlackRock is confident that the Trust can achieve its investment objectives. The Trust seeks these objectives by investing in investment grade fixed income securities, including corporate debt securities, mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae), asset-backed securities and commercial mortgage-backed securities. All of the Trust's assets must be rated at least "BBB" by Standard & Poor's or "Baa" by Moody's at the time of purchase or be issued or guaranteed by the U.S. Government or its agencies.



      The table below summarizes the performance of the Trust's stock price and NAV over the period:

------------------------------------------------------------------------------------------------------
                                     12/31/96      12/31/95        CHANGE          HIGH           LOW
------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------
  Stock Price                         $9.375         $8.875         5.63%          $9.50         $8.75
------------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                $9.86        $9.79 0.71%     $9.94          $9.66
------------------------------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

      While 1996 featured several major shifts in sentiment and some dramatically sharp market moves, the net year-over-year yield changes turned out to be modest. Yields rose sharply across the Treasury yield curve throughout the first half of the year in response to data indicating accelerating economic growth, including a sharp rise in commodity prices, which rekindled inflationary concerns. The possibility of a stronger economy dampened investor expectations of continued Federal Reserve easing of monetary policy and initiated whispers of a potentially more restrictive Fed policy.

      Largely softer economic data and continued moderation in the broad inflation measures during the third and fourth quarters allowed the Fed to leave short term interest rates unchanged at their most recent policy meetings. Additionally, a stronger dollar, large foreign buying of U.S. Treasuries and balanced budget hopes following the November elections also supported the market. However, Alan Greenspan's mention of "irrational exuberance in the financial markets" on December 4th rattled the Treasury market, leading to a monthlong rise in rates. A resilient housing market and strong consumer confidence also contributed to the market decline in late December.

      The mortgage-backed securities (MBS) market significantly outperformed Treasuries during 1996 as lower volatility and benign prepayments prompted strong investor demand. Supply and demand technical conditions remained positive throughout the period, as strong demand from the mortgage agencies (Fannie Mae and Freddie Mac) in the third and fourth quarters helped support MBS prices even as mortgage rates fell and homeowners refinanced at a faster pace during October and November. For the year, the MBS market as measured by the Lehman Brothers Mortgage Index posted a 5.35% total return versus the 3.63% return of the Lehman Brothers Aggregate Index.

      Corporate bond returns exceeded those of Treasuries and mortgage securities during the fourth quarter, underscoring a strong year for corporates as they outperformed Treasuries during every month in 1996. The demand for yield, a strong fundamental credit environment and the increased participation of foreign investors were the major influences which drove corporate bond prices higher and yields spreads to Treasuries narrower. BlackRock enters 1997 cautious on the corporate sector. Despite the sound credit environment of 1996 and positive credit momentum going into the new year, corporate bond spreads versus Treasuries are fairly narrow.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The following chart compares the Trust's current and December 31, 1995 asset composition.

---------------------------------------------------------------------------------------
                       THE BLACKROCK 1998 TERM TRUST INC.
---------------------------------------------------------------------------------------
           COMPOSITION                              DECEMBER 31, 1996  DECEMBER 31, 1995
---------------------------------------------------------------------------------------
           Corporate Bonds                                 49%                23%
---------------------------------------------------------------------------------------
           Asset-Backed Securities                         24%                 7%
---------------------------------------------------------------------------------------
           U.S. Government Securities                      14%                 4%
---------------------------------------------------------------------------------------
           Municipal Bonds                                  3%                 2%
---------------------------------------------------------------------------------------
           Mortgage Pass-Throughs                           3%                28%
---------------------------------------------------------------------------------------
           Stripped Mortgage-Backed Securities              2%                 5%
---------------------------------------------------------------------------------------
           Adjustable Rate Mortgages                        2%                14%
---------------------------------------------------------------------------------------
           Non-Agency Multiple Class Mortgage Pass-Throughs 1%                 3%
---------------------------------------------------------------------------------------
           Agency Multiple Class Mortgage Pass-Throughs     1%                 2%
---------------------------------------------------------------------------------------
           Taxable Zero Coupon Bonds                        1%                10%
---------------------------------------------------------------------------------------
           CMOResiduals                                     0%                 2%
---------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                  RATING %OF CORPORATES
--------------------------------------------------------------------------------
             Credit Rating               DECEMBER 31, 1996     DECEMBER 31, 1995
--------------------------------------------------------------------------------
           AAAor equivalent                      3%                    1%
--------------------------------------------------------------------------------
            AAor equivalent                      7%                    17%
--------------------------------------------------------------------------------
             Aor equivalent                     50%                    48%
--------------------------------------------------------------------------------
           BBBor equivalent                     40%                    34%
--------------------------------------------------------------------------------

      As we have discussed in the Trust's recent reports, we have been seeking to achieve the Trust's primary investment objective of returning $10 per share to investors on or about its termination date by emphasizing the purchase of investment grade corporate bonds with maturity dates on or shortly before the Trust's scheduled termination date. As of year-end, 49% of the Trust's assets were invested corporates, an increase of 26% since December 31, 1995. To a lesser degree, the Trust has also been buying commercial mortgage-backed securities (CMBS), which are securities backed by commercial (as opposed to the more traditional residential) mortgage loans. CMBS deals are typically issued in several pieces, or tranches, which carry different maturity dates and credit ratings. Whenever possible, we have bought tranches which fit the Trust's maturity profile.

      To fund the purchase of finite, or "bullet", maturity securities such as corporates and CMBS, we have been selling bonds whose maturities may extend beyond the Trust's termination date (we consider these bonds to have "tail risk"). In our efforts to eliminate these bonds from the portfolio, a particular focus has been placed on reducing mortgage-backed securities (MBS), whose actual maturity dates may fluctuate depending on interest rate movements. Additionally, MBS offer less predictable cash flows than corporates, which typically pay semi-annually. We believe that the strategy of reducing the Trust's "tail risk" will enhance the Trust's ability to return its initial offering price upon termination. Additionally, the Trust's increased corporate holdings may help produce a more stable income stream.

      We appreciate your continued confidence and look forward to managing The BlackRock 1998 Term Trust Inc. in the coming years to realize its investment objectives. Please feel free to contact the mutual fund specialists at BlackRock's marketing center at (800) 227-7BFM (7236) if you have any questions that are not answered in this report. Additionally, you can reach us via e-mail at funds@bfm.com.


Sincerely,




/s/ Robert S. Kapito                    /s/ Michael P. Lustig
    -----------------------------           --------------------------
    Robert S. Kapito                        Michael P. Lustig
    Vice Chairman and Portfolio Manager     Principal and Portfolio Manager
    BlackRock Financial Management, Inc.    BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
                       THE BLACKROCK 1998 TERM TRUST INC.
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                             BBT
--------------------------------------------------------------------------------
   Initial Offering Date:                                   April 19, 1991
--------------------------------------------------------------------------------
   Closing Stock Price as of 12/31/96:                          $9.375
--------------------------------------------------------------------------------
   Net Asset Value as of 12/31/96:                               $9.86
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 12/31/96 ($9.375)1:        5.33%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                    $0.04167
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                 $0.50004
--------------------------------------------------------------------------------


1Yield on Closing Stock Price is  calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2Distribution not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK 1998 TERM TRUST, INC.
CONSOLIDATED PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1996
--------------------------------------------------------------------------------
            PRINCIPAL
 RATING*      AMOUNT                                               VALUE
(UNAUDITED)    (000)           DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------

                         LONG-TERM INVESTMENTS--132.9%
                         MORTGAGE PASS-THROUGHS--3.9%
                         Federal Home Loan Bank,
            $ 2,000        4.95%, 3/04/98 ...............    $    1,981,250
              5,000+       8.983%, 10/30/97 .............         5,200,000
                         Federal Home Loan Mortgage
                           Corporation,
             10,605        4.50%, 12/01/98, 5 Year ......        10,342,639
              4,781        8.50%, 5/01/99, 7 Year .......         4,909,614
                                                                -----------
                                                                 22,433,503
                                                                -----------
                         MULTIPLE CLASS MORTGAGE
                         PASS-THROUGHS--5.8%
AAA             575      American Southwest Financial Corp.,
                           Series 48, Class 48-E,
                           9/01/17 ......................          583,864
                         CBA Mortgage Corp.,
AAA           5,000        Series 1993-C1, Class A2,
                             12/25/03 ...................        5,108,047
AA            5,489        Series 1993-C1, Class B,
                             12/01/03 ...................        5,582,765
                         Federal Home Loan Mortgage
                           Corporation, Multiclass Mortgage
                           Participation Certificates,
                757        Series 68, Class 68-G,
                             5/15/19 ....................          765,377
              5,962+       Series 1269, Class 1269-S,
                             5/15/97, (ARM) .............        6,025,706
              1,550        Series 1402, Class 1402-F,
                             10/15/97, (ARM) ............        1,515,181
              3,084        Series 1436, Class 1436-SE,
                             12/15/97, (ARM) ............        2,568,057
                233        Series 1513, Class 1513-JA,
                             11/15/01, (I) ..............           59,754
              1,000        Series 1534, Class1534- D,
                             3/15/15 ....................          985,690
                         Federal National Mortgage
                           Association, REMIC Pass-Through
                           Certificates,
              2,867        Trust 1990-43, Class 43-G,
                             7/25/03 ....................        2,897,694
                899        Trust 1991-79, Class 79-S,
                             7/25/98, (ARM) .............          962,747
                335        Trust 1991-127, Class 127-S,
                             9/25/98, (ARM) .............          340,580
              3,025        Trust 1992-3, Class 3-S,
                             1/25/99, (ARM) .............        3,326,796
              1,536        Trust 1992-119, Class 119-S,
                             8/25/99, (ARM) .............        1,466,493
              3,000        Trust G1993-26, Class 26-PT,
                             12/25/17, (I) ..............          577,754
              4,094        Trust G1993-26, Class 26-PH,
                             11/25/11, (I) ..............          173,344
              7,649        Trust 1993-82, Class 82-J,
                             11/25/10, (I) ..............          398,896
              2,426        Trust 1993-129, Class 129-J,
                             2/25/07, (I) ...............          248,121
                                                               -----------
                                                                33,586,866
                                                               -----------

--------------------------------------------------------------------------------
            PRINCIPAL
 RATING*      AMOUNT                                               VALUE
(UNAUDITED)    (000)           DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------

                           CORPORATE BONDS--64.5%
                           FINANCE & BANKING--32.0%
Baa3          $10,000      AT&T Capital Corp.,
                             5.81%, 12/04/98 ................   $ 9,888,456
A2              5,000      Allstate Corp.,
                             5.875%, 6/15/98 ................     4,983,750
Baa1           11,100      Aristar, Inc.,
                             8.875%, 8/15/98 ................    11,548,387
                           Associates Corp. of North America,
Aa3             6,150        5.58%, 12/14/98 ................     6,085,775
Aa3             1,500@       7.30%, 3/15/98 .................     1,520,430
A1              7,769      Bank of Montreal,
                             10.00%, 9/01/98 ................     8,240,129
A3              3,000      Comerica, Inc.,
                             10.125%, 6/01/98 ...............     3,146,070
Baa2           10,500      Enterprise Rental,
                             7.875%, 3/15/98 ................    10,717,279
A1              3,000      First Chicago Corp.,
                             8.50%, 6/01/98 .................     3,097,620
A2              6,000      Fleet Financial Group, Inc.,
                             6.00%, 10/26/98 ................     5,988,360
A1             10,000      Goldman Sachs Group,
                             6.10%, 4/15/98 .................    10,001,485
A3              5,000      Huntington Bankshares, Inc.,
                             5.68%, 12/08/98 ................     4,953,050
A1              6,000      ITT Hartford Group,
                             8.20%, 10/15/98 ................     6,200,236
A1              6,000      Kemper Corp.,
                             8.80%, 11/01/98 ................     6,262,801
Baa1            9,960      Lehman Brothers, Inc.,
                             5.75%, 11/15/98 ................     9,846,954
Baa3            8,800      New American Capital, Inc.,
                             6.9375%, 4/12/00 ...............     8,849,500
A3              4,300      Northern Trust Corp.,
                             9.00%, 5/15/98 .................     4,460,605
                           Norwest Corp.,
Aa3            10,000        5.75%, 11/16/98 ................     9,931,854
Aa3             5,000        6.00%, 10/13/98 ................     4,995,400
Baa1           13,897      PaineWebber Group, Inc.,
                             6.25%, 6/15/98 .................    13,898,854
A3              5,000      Ryder System, Inc.,
                             5.78%, 4/27/98 .................     4,994,700
                           Salomon, Inc.,
Baa1            5,000        6.70%, 12/01/98 ................     5,018,900
Baa1           10,000        7.43%, 12/30/98 ................    10,162,856
A2             11,300      Sears Overseas Finance,
                             Zero Coupon, 7/12/98 ...........    10,295,893
                           Smith Barney Holdings, Inc.,
A2              1,000        5.50%, 1/15/99 .................       986,560
A2              9,000++      5.625%, 11/15/98 ...............     8,913,420
                                                                -----------
                                                                184,989,324
                                                                -----------

                See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
               PRINCIPAL
 RATING*         AMOUNT                                               VALUE
(UNAUDITED)      (000)           DESCRIPTION                        (NOTE 1)
--------------------------------------------------------------------------------
                             CORPORATE BONDS
                             INDUSTRIALS--15.9%
A2              $10,000      Atlantic Richfield,
                                10.25%, 7/02/00 .................  $10,344,394
                             Caterpillar Financial Services,
A2                5,000         5.18%, 10/01/98 .................    4,917,245
A2                1,500         5.93%, 12/15/98 .................    1,493,019
A3               10,000      Chrysler Financial Corp.,
                                6.04%, 12/07/98 .................    9,970,161
AA                3,000      Du Pont De Nemours,
                                8.50%, 6/25/98 ..................    3,098,364
A1                8,000      Ford Motor Credit Co.,
                                8.00%, 1/15/99 ..................    8,265,272
AAA               1,000      General Electric Capital Corp.,
                                6.65%, 4/14/08 ..................    1,008,500
                             General Motors Acceptance Corp.,
A3                8,000         6.125%, 9/18/98 .................    7,996,525
A3                3,600         7.30%, 2/02/98 ..................    3,654,108
A2                3,000      John Deere Capital Corp.,
                                7.14%, 9/15/98 ..................    3,048,360
A3                5,000      Lockheed Martin Corp.,
                                6.625%, 6/15/98 .................    5,038,550
AAA               8,225      Outlet Broadcasting, Inc.,
                                10.875%, 7/15/03 ................    9,085,233
A1                2,000      Pepsico, Inc.,
                                6.125%, 1/15/98 .................    2,002,916
A1                1,000      Texaco Capital, Inc.,
                                8.26%, 9/15/98 ..................    1,034,880
A3                7,000      Textron Financial Services,
                                6.10%, 6/24/98 ..................    6,988,494
                             Union Oil Co.,
Baa2              7,500         8.40%, 1/15/99 ..................    7,797,050
Baa2              5,000         8.81%, 5/18/98 ..................    5,169,050
Baa2              1,000         8.84%, 5/18/98 ..................    1,034,200
                                                                   -----------
                                                                    91,946,321
                                                                   -----------

                             CORPORATE BONDS
                             UTILITIES--11.7%
Baa2             12,500++    Commonwealth Edison,
                                6.00%, 3/15/98 ..................   12,484,493
Baa1              5,000      Duquesne Light Co.,
                                5.85%, 6/01/98 ..................    4,977,300
A3                5,000      GTE Corp.,
                                8.85%, 3/01/98 ..................    5,157,598
Baa3              2,000      Gulf States Utilities Co.,
                                7.35%, 11/01/98 .................    2,026,160
                             National Rural Utilities,
A1               10,000         5.20%, 1/15/99 ..................    9,807,158
A1                1,000         7.93%, 1/15/99 ..................    1,032,901
A2                5,000      PacifiCorp,
                                8.95%, 6/30/98 ..................    5,203,306
Baa1              7,000      Philadelphia Electric Co.,
                                5.375%, 8/15/98 .................    6,904,510


--------------------------------------------------------------------------------
               PRINCIPAL
 RATING*         AMOUNT                                            VALUE
(UNAUDITED)      (000)           DESCRIPTION                     (NOTE 1)
--------------------------------------------------------------------------------
A2              $ 5,000       Portland General Electric Co.,
                                 5.65%, 5/15/98 .............. $ 4,971,950
                              Texas Utilities Electric Co.,
Baa2             6,600           5.50%, 10/01/98 .............   6,526,410
Baa2             1,400           5.75%, 7/01/98 ..............   1,393,336
Baa2             7,050           5.875%, 4/01/98 .............   7,039,143
                                                               -----------
                                                                67,524,265
                                                               -----------
                              CORPORATE BONDS
                              SOVEREIGN & PROVINCIAL--4.9%
Baa3             2,000        Colombia Republic,
                                 7.125%, 5/11/98 .............   2,010,407
Baa2             8,000        Corporacion Andina De Fomento,
                                 6.625%, 10/14/98 ............   8,013,112
A1               4,000        Ford Capital B.V.,
                                 9.00%, 8/15/98 ..............   4,172,920
                              Hydro Quebec,
A2               1,000           7.67%, 11/30/98 .............   1,025,254
A2               3,000           9.30%, 10/28/98 .............   3,155,412
A2               7,000           9.55%, 1/06/98 ..............   7,240,793
Aaa              1,400        International Bank For
                                 Reconstruction &
                                 Development Colts,
                                 8.85%, 2/16/98 ..............   1,442,687
Aa3              1,000        Ontario Province,
                                15.75%, 3/15/12 ..............   1,080,900
                                                               -----------
                                                                28,141,485
                                                               -----------

                              ASSET-BACKED SECURITIES--32.2%
Aa2             10,862+       Airplanes Passthru Trust
                                Certificates, Series 1
                                Class A 5, 5.95%, 3/15/19 ....  10,869,093
                              Banc One Auto Grantor Trust,
                                Series 1996- A, Class A,
AAA             17,025++        6.10%, 10/15/02 ..............  17,052,086
                                Series 1996-B, Class A,
AAA              8,315          6.55%, 2/15/03 ...............   8,360,284
AAA             27,630++      Banc One Credit Card Master Trust,
                                Series 1994- C, Class A,
                                7.80%, 12/15/00 ..............  28,493,437
AAA             15,090++      Chase Manhattan Grantor Trust,
                                Automobile Loan Pass-Through,
                                Series 1996-B, Class A, 6.61%,
                                9/15/02 ......................  15,193,373
AAA              9,965++      Chevy Chase Auto Receivables,
                                Series 1996-1, Class A,
                                6.60%, 12/15/02 ..............  10,037,879
AAA             14,600++      Dayton Hudson Credit Card Trust,
                                Series 1995-1, Class A,
                                6.10%, 2/25/02 ...............  14,620,531
                              Discover Card Master Trust,
                                Series 1991-D, Class A,
AAA             27,295++        8.00%, 10/16/00 ..............  28,079,731
                              Series 1991-F, Class A,
AAA             12,380++        7.85%, 11/21/00 ..............  12,708,844


                See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
               PRINCIPAL
 RATING*         AMOUNT                                            VALUE
(UNAUDITED)      (000)           DESCRIPTION                     (NOTE 1)
--------------------------------------------------------------------------------
AAA             $ 5,176      Fifth Third Bank Auto Trust,
                                Series 1996- B, Class A,
                                6.45%, 3/15/02 .................   $ 5,200,716
AAA              14,752++    Ford Credit Grantor Trust,
                                Series 1995-B, Class A,
                                5.90%, 10/15/00 ................    14,742,831
AAA              13,924++    Nationsbank Auto Grantor Trust,
                               Series 1995-A, Class A,
                               5.85%, 6/15/02 ..................    13,898,106
AAA               5,803++    Premier Auto Trust, Series 1994- 2,
                               Class A4, 6.00%, 5/02/00 ........     5,808,094
AAA                 944+     SPNB Home Equity Loan,
                               Series 1991-A, Class A2,
                               8.90%, 3/10/06 ..................       944,867
                                                                   -----------
                                                                   186,009,872
                                                                   -----------

                             STRIPPED MORTGAGE-BACKED
                             SECURITIES--3.4%
AAA                   5      American Housing Trust VIII,
                                Mortgage Pass-Through
                                Certificates, Series 8,
                                Class M, 1/25/21 (I/O) .........     1,277,586
                    303      Federal Home Loan Mortgage
                                Corporation, Multiclass Mortgage
                                Participation Certificates,
                                Series 1700, Class 1700-A,
                                  2/15/24 (P/O) ................       301,551
                  2,000         Series 1700, Class 1700-B,
                                  7/15/23, (P/O) ...............     1,820,000
                              Federal National Mortgage
                                Association,
                 14,452         Trust 15, Class 2, 4/01/02 (I/O)     2,086,456
                     35         Trust 1991-101, Class 101-D,
                                  8/25/18 (I/O) ................         8,317
                  6,171         Trust 1991-121, Class 121-B,
                                  9/25/98 (P/O) ................     5,732,432
                  6,733         Trust 1992-192, Class 192-G,
                                  5/25/04 (I/O) ................       769,486
                  7,496         Trust 1993-158, Class 158-C,
                                  5/25/14 (P/O) ................     7,256,058
                                                                   -----------
                                                                    19,251,886
                                                                   -----------


                              U.S GOVERNMENT SECURITIES--18.2%
                 13,100       Tennessee Valley Authority,
                                Power Bond, Series 1996,
                                5.98%, 4/01/36 .................    13,304,884
                              United States Treasury Notes,
                  7,000++       5.125%, 12/31/98 ...............     6,902,630
                 25,000++       5.50%, 11/15/98 ................    24,832,000
                 11,360+        6.00%, 8/15/99 .................    11,358,182
                  4,000+        6.25%, 7/31/98 .................     4,025,640
                 50,000       United States Treasury Strips,
                                11/15/98 .......................    44,867,500
                                                                   -----------
                                                                   105,290,836
                                                                   -----------

--------------------------------------------------------------------------------
               PRINCIPAL
 RATING*         AMOUNT                                            VALUE
(UNAUDITED)      (000)           DESCRIPTION                     (NOTE 1)
--------------------------------------------------------------------------------
                             MUNICIPAL BONDS--3.8%
AAA            $ 7,800       Alameda County California Pension
                                Obligation, Taxable, Series A,
                                7.25%, 12/01/98 .................   $ 7,982,052
AAA              1,415       Long Beach California Pension
                                Obligation, Taxable Refunding,
                                6.13%, 9/01/98 ..................    1,419,245
Baa1             6,000       New York City, Taxable Bonds, Series G,
                                6.10%, 2/01/98 ..................    5,993,520
A                5,250       Sacramento California Utility District
                                Electric, Refunding Series F,
                                5.90%, 11/15/98 .................    5,225,850
A                1,540       Western Minnesota Municipal Power
                                 Agency Supply, Taxable Refunding
                                 Series A, 5.88%, 1/01/98 .......    1,539,245
                                                                   -----------
                                                                    22,159,912
                                                                   -----------

                             MUNICIPAL ZERO COUPON BONDS--1.0%
                 6,375       Essex County, Taxable Refunding,
                                 Zero Coupon, Series N,
                                 11/15/98 .......................    5,693,130
                                                                   -----------

             CONTRACTS #     PUT OPTIONS PURCHASED--0.1%
             -----------
                   400       U.S. Treasury Note, 7.00%, 7/15/06
                                 @ $102, expires 7/2/97 .........      606,240
                                                                   -----------

                             Total long-term investments
                                (cost $771.212,487) .............  767,633,640
                                                                   -----------




               PRINCIPAL
                 AMOUNT      SHORT-TERM INVESTMENTS--4.0%
                 (000)       CERTIFICATE OF DEPOSIT--2.2%
               ---------
                 13,000      MBNA,
                                6.15%, 6/19/98 ..................   13,000,000
                             DISCOUNT NOTES--1.3%
                  6,690      Federal Home Loan Bank,
                                6.50%, 1/02/97 ..................    6,688,792
                    980      Federal Home Loan Mortgage
                             Discount Notes,
                                6.502%, 1/02/97 .................      979,823

                             CORPORATE BONDS--0.3%
Aa3               1,000      Norwest Corp., 7.70%, 11/15/97 .....    1,014,650
Baa3                868      Connecticut Light & Power Co.,
                                7.625%, 4/1/97 ..................      868,000

                             ASSET-BACKED SECURITIES--0.2%
AAA               1,278      Telmex Trust
                                6.50224%, 4/1/97 ................    1,277,982
                                                                   -----------
                             Total short-term investments
                               (cost $23,831,282) ...............  23,829,247
                                                                   -----------
                             Total Investments before investment
                               sold short-136.9%
                                (cost $795,043,769) .............  791,462,887
                                                                   -----------

                See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
        PRINCIPAL
         AMOUNT                                                   VALUE
          (000)            DESCRIPTION                           (NOTE 1)
--------------------------------------------------------------------------------

                     INVESTMENT SOLD SHORT--(6.1%)
        $(35,000)    United States Treasury Notes,
                       6.125%, 8/31/98
                       (proceeds $34,907,031) .............   $(35,152,950)
                                                               ------------

                     Total Investments net of
                       short sale--130.8%
                       (cost $760,136,738) ................     56,309,937

                     Liabilities in excess of other
                       assets--(30.8%) ....................  (178,168,560)
                                                              ------------

                     NET ASSETS--100% .....................   $578,141,377
                                                              ============

----------

      *  Using the higher of Standard & Poor's or Moody's rating.
      + In aggregate, $32,036,766 of principal amount pledged as collateral for reverse repurchase agreements.
     ++ Entire principal amount pledged as collateral for reverse repurchase agreements.
      #  One contract equals 100,000 face value.
      @  $760,215   principal   amount   pledged  as   collateral   for  futures
         transactions.


--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
          ARM -- Adjustable Rate Mortgage.
          CMO -- Collateralized Mortgage Obligation.
          G.O.-- General Obligation Bond.
            I -- Denotes  a CMO  with  interest  only  characteristics.
          I/O -- Interest Only.
            P -- Denotes  a CMO with  principal  only  characteristics.
          P/O -- Principal Only.
         REMIC-- Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

                See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 1998 TERM TRUST INC.
CONSOLIDATED STATEMENT OF ASSETS
AND LIABILITIES
DECEMBER 31, 1996
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $795,043,769)
  (Note 1) ................................................       $ 791,462,887
Cash ......................................................             152,669
Deposit with broker as collateral for
  investments sold short (Note 1) .........................          35,875,000
Interest receivable .......................................          10,053,872
Unrealized appreciation on interest rate swap .............             650,627
Due from broker-variation margin ..........................               5,001
Other assets ..............................................              47,546
                                                                  -------------
                                                                    838,247,602
                                                                  -------------
LIABILITIES
Reverse repurchase agreements (Note 4) ....................         213,466,000
Investment sold short at value
  (proceeds $34,907,031) (Note 1) .........................          35,152,950
Payable for investments purchased .........................           5,693,130
Interest payable ..........................................           1,998,441
Dividends payable .........................................           2,444,384
Advisory fee payable (Note 2) .............................             197,839
Administration fee payable (Note 2) .......................              49,460
Excise tax payable ........................................             916,097
Other accrued expenses ....................................             187,924
                                                                  -------------
                                                                    260,106,225
                                                                  -------------
NET ASSETS ................................................       $ 578,141,377
                                                                  =============

Net assets were comprised of:
  Common stock, at par (Note 5) ...........................       $     586,605
  Paid-in capital in excess of par ........................         552,328,394
                                                                  -------------
                                                                    552,914,999
  Undistributed net investment income .....................          26,211,416
  Accumulated net realized gain ...........................           2,181,645
  Net unrealized depreciation .............................          (3,166,683)
                                                                  -------------
  Net assets, December 31, 1996 ...........................       $ 578,141,377
                                                                  -------------

Net asset value per share:
  ($578,141,377 / 58,660,527 shares of
  common stock issued and outstanding) ....................               $9.86
                                                                          =====

--------------------------------------------------------------------------------
THE BLACKROCK 1998 TERM TRUST INC.
CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (net of premium amortization of
    $8,007,953 and interest expense
    of $15,915,900) .........................................      $ 37,567,667
                                                                   ------------
Operating Expenses
  Investment advisory .......................................         2,311,481
  Administration ............................................           582,601
  Reports to shareholders ...................................           334,000
  Custodian .................................................           150,000
  Transfer agent ............................................            72,000
  Directors .................................................            72,000
  Legal .....................................................            35,000
  Audit .....................................................            29,000
  Miscellaneous .............................................           284,123
                                                                   ------------
    Total operating expenses ................................         3,870,205
                                                                   ------------
Net investment income before excise tax .....................        33,697,462
  Excise tax ................................................         1,200,000
                                                                   ------------
Net investment income .......................................        32,497,462
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 3)
Net realized gain (loss)
  Investments ...............................................         1,918,567
  Short sales ...............................................          (519,112)
  Futures ...................................................           (16,685)
                                                                   ------------
                                                                      1,382,770
                                                                   ------------
Net change in unrealized appreciation (depreciation)
  Investments ...............................................           284,726
  Short sales ...............................................          (245,919)
  Futures ...................................................          (865,726)
                                                                   ------------
                                                                       (826,919)
                                                                   ------------
Net gain on investments .....................................           555,851
                                                                   ------------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS ...................................      $ 33,053,313
                                                                   ============


                See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 1998 TERM TRUST INC.
CONSOLIDATED STATEMENT OF CASH FLOWS
YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH
Cash flows provided by operating activities:
  Interest received .........................   $    58,900,841
  Operating expenses and excise taxes paid ..        (4,656,669)
  Interest expense paid .....................       (15,322,952)
  Purchase of short-term
    portfolio investments, net ..............       (11,850,024)
  Purchase of long-term portfolio investments    (1,907,544,997)
  Proceeds from disposition of long-term
    portfolio investments ...................     1,937,938,766
  Variation margin on futures ...............          (710,285)
  Other .....................................            55,162
                                                 --------------
  Net cash flows provided by
    operating activities ....................        56,809,842
                                                 --------------
Cash flows used for financing activities:
  Decrease in reverse repurchase agreements .       (27,405,229)
  Cash dividends paid .......................       (29,332,384)
                                                 --------------
  Net cash flows used for financing
    activities ..............................       (56,737,613)
                                                 --------------
Net increase in cash ........................            72,229
Cash at beginning of year ...................            80,440
                                                 --------------
Cash at end of year .........................   $       152,669
                                                ===============

RECONCILIATION OF NET INCREASE IN NET
ASSETS RESULTING FROM OPERATIONS TO
NET CASH FLOWS PROVIDED BY
OPERATING ACTIVITIES
Net increase in net assets resulting from
operations ..................................   $    33,053,313
                                                 --------------
Decrease in  investments ....................        64,181,008
Net realized gain ...........................        (1,382,770)
Increase in unrealized  depreciation ........           826,919
Increase in interest  receivable ............        (2,590,679)
Decrease  in  depreciation of interest rate floor      (988,963)
Increase  in appreciation  of  interest  rate swap     (650,627)
Decrease in  variation  margin receivable ...           162,124
Increase in deposits with broker for
  investments sold short ....................       (35,875,000)
Increase  in  other  assets .................           (34,897)
Decrease  in  payable  for investments  purchased.  (36,050,020)
Increase  in  interest  payable .............           592,948
Increase in payable for  securities  sold short      35,152,950
Increase in accrued expenses and other
  liabilities ...............................           413,536
                                                  -------------
  Total adjustments .........................        23,756,529
                                                  -------------
Net cash provided by operating activities ...      $ 56,809,842
                                                  =============

--------------------------------------------------------------------------------
THE BLACKROCK 1998 TERM TRUST INC.
CONSOLIDATED STATEMENT OF CHANGES
IN NET ASSETS
--------------------------------------------------------------------------------
                                      YEAR ENDED DECEMBER 31,
                                      1996             1995
                                      ------          ------
INCREASE (DECREASE) IN
NET ASSETS

Operations:

  Net investment income .....   $  32,497,462    $  40,073,177

  Net realized gain
    on investments,
    short sales and futures .       1,382,770        6,555,447

  Net change in net
    unrealized appreciation
    (depreciation) on
    investments, short
    sales and futures .......        (826,919)      32,584,414
                                -------------    -------------

  Net increase
    in net assets
    resulting from operations      33,053,313       79,213,038

  Dividends from net
    investment income .......     (29,332,354)     (31,166,089)
                                -------------    -------------


  Total increase ............       3,720,959       48,046,949



NET ASSETS


    Beginning of year .......     574,420,418      526,373,469
                                -------------    -------------


End of year .................   $ 578,141,377    $ 574,420,418
                                =============    =============


                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 1998 TERM TRUST INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         YEAR ENDED DECEMBER 31,

                                                  1996               1995           1994             1993              1992
                                                  ----               ----           ----             ----             ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ......       $      9.79      $      8.97     $      9.91      $     10.22       $    10.39
                                                -----------      -----------     -----------      -----------       ----------
  Net investment income (net of $.27,
    $.29, $.13, $.14, and $.18,
    respectively, of interest expense) ..               .55              .68             .58              .81              .92
  Net realized and unrealized gain (loss)
    on investments, short sales and
    futures .............................               .02              .67            (.89)            (.40)            (.31)
                                                -----------      -----------     -----------      -----------       ----------
Net increase (decrease) from investment
  operations ............................               .57             1.35            (.31)             .41              .61
                                                -----------      -----------     -----------      -----------       ----------
Dividends from net investment income ....              (.50)            (.53)           (.63)            (.72)            (.78)
                                                -----------      -----------     -----------      -----------       ----------
Net asset value, end of year* ...........       $      9.86      $      9.79      $     8.97      $      9.91      $     10.22
                                                ===========      ===========      ==========      ===========      ===========

Market value, end of year* ..............       $      9.375     $      8.875     $     8.00      $     10.125     $      9.875
                                                ------------     ------------     ----------      ------------     ------------


TOTAL INVESTMENT RETURN+: ...............             11.46%           17.73%         (15.15%)          10.13%            1.40%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses @ ....................               .67%             .67%           0.81%            0.81%            0.75%
Net investment income ...................              5.65%            7.21%           6.21%            7.95%            9.01%
SUPPLEMENTAL DATA:
Average net assets (in thousands) .......       $    574,738     $    555,561     $   546,853     $    600,058     $    601,439
Portfolio turnover ......................               225%             136%            193%              55%               8%
Net assets, end of period (in thousands)        $    578,141     $    574,420     $   526,373     $    581,169     $    599,324
Reverse repurchase agreements
  outstanding, end of year (in
  thousands) ............................       $    213,466     $    240,871     $   175,091     $    272,866     $    267,893
Asset coverage++ ........................       $      3,708     $      3,385     $     4,006     $      3,130     $      3,237


----------
   * Net asset value and market value published in The Wall Street Journal each Monday.
   @ The ratios of operating expenses, including interest expense, to average net assets were 3.44%, 3.76%, 2.19%, 2.14%, and 2.56% for the periods indicated above, respectively. The ratios of operating expenses, including interest expense and excise tax, to average net assets were 3.65%, 3.85%, 2.28%, 2.15%, and 2.63% for the years indicated above, respectively.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
  ++ Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.



                 See Notes to Consolidated Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK 1998 TERMTRUST INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1. ACCOUNTING         The BlackRock 1998 Term  Trust Inc.  (the "Trust"), a
POLICIES                   Maryland  corporation,  is  a  diversified closed-end
                           management   investment   company.   The   investment
objective of the Trust is to manage a portfolio of investment grade fixed income securities that will return at least $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 1998 while providing high monthly income. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      On August 19, 1996 the Trust transferred a substantial portion of its total assets to a 100% owned regulated investment company subsidiary called BBTSubsidiary, Inc. These consolidated financial statements include the operations of both the Trust and its wholly-owned subsidiary, after elimination of all intercompany transactions and balances.

      The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

      Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

      Option selling and purchasing is used by the Trust to effectively hedge positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

      The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period that the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one"means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

      The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

SHORT SALES: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the brokerdealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount will be recognized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay inrecovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the year ended December 31, 1996.

INTEREST RATE SWAPS: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time.Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

      During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the mortgage swap. However, the Trust does not anticipate non-performance by any counterparty.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed rate.

      Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate under a specified fixed rate.

      Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Owning interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from falling short term rates, which the Trust experiences primarily in the form of leverage.

      The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.


TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. As part of its tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

      Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

DEFERRED ORGANIZATION EXPENSES: A total of $70,000 was incurred in connection with the organization of the Trust. These costs were deferred and amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

A total of $50,000 was incurred in connection with the organization of the Subsidiary Fund. These costs have been deferred and are being amortized ratably over a period beginning the date the Trust commenced investment operations and ending at the Trust's termination date.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATION OF CAPITAL ACCOUNTS: The Trust accounts for and reports distributions to shareholders in accordance with the A.I.C.P.A's Statement of Position 93-2: Determination, Disclosure, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease paid-in capital and increase undistributed net investment income by $1,200,000 due to certain expenses not being deductible for tax purposes. Net investment income, net realized gains and net assets were not affected by this change.


NOTE 2. AGREEMENTS         The Trust has an Investment  Advisory Agreement  with
                           BlackRock Financial Management Inc. (the "Adviser"), a wholly-owned corporate subsidiary of PNC Asset
Management Group, Inc., the holding company for PNC's asset management business, and an Administration Agreement with Prudential Mutual Fund Management, LLC, an indirect wholly-owned subsidiary of The Prudential Insurance Co. of America.

      The investment advisory fee paid to the Adviser was computed weekly and payable monthly at an annual rate of 0.40% of the Trust's average weekly net assets from January 1, 1995 to December 31, 1996 and 0.30% from January 1, 1997 to the termination or liquidation of the Trust. The administration fee paid to PMF was also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets from January 1, 1995 to December 31, 1996 and 0.08% from January 1, 1997 to the termination or liquidation of the Trust.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. PMF pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO          Purchases and  sales of investment  securities, other
SECURITIES                 than  short-term  investments,  and  dollar rolls for
                           the    year  ended   December  31,  1996   aggregated
$1,871,494,977 and $1,824,856,681 respectively.

      The Trust may invest up to 60% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities"). At December 31, 1996, the Trust did not hold any illiquid securities.

      The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears) or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible under certain circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

      The federal income tax basis of the Trust's investments at December 31, 1996 was substantially the same as for financial reporting purposes and, accordingly, net unrealized depreciation for federal income tax purposes was $3,580,882 (gross unrealized appreciation-$407,313; gross unrealized depreciation-$3,988,195).

      For federal income tax purposes, the Trust's year-end is December 31 and its wholly-owned subsidiary's year-end is June 30. For federal income tax purposes, the Trust has a capital loss carryforward at December 31, 1996 of approximately $792,000 which will expire at the termination of the Trust. Such carryforward amount is after realization of approximately $1,244,500 in net taxable gains recognized during the year ended December 31, 1996. Accordingly, no capital gains distribution is expected to be paid to until net gains have been realized in excess of such amounts.

During the year ended December 31, 1996, the Trust entered into financial futures contracts. Details of open contracts at December 31, 1996 were as follows:


                                        VALUE AT       VALUE AT
NUMBER OF                EXPIRATION      TRADE        DECEMBER 31,         UNREALIZED
CONTRACTS      TYPE         DATE         DATE            1996             APPRECIATION
---------      ----         ----         ----            ----             ------------
               Short
              position:
               30 Yr.      March
    4          T-Bond       1997        $459,982       $450,500              $9,482
                                                                             ======

      The Trust entered into interest rate swaps with original notional amounts as stated below. Under these agreements, the Trust receives a fixed rate and pays a floating rate.

   CURRENT
   NOTIONAL
    AMOUNT                                 FIXED                   TERMINATION UNREALIZED
    (000)                TYPE               RATE   FLOATING RATE       DATE   APPRECIATION
   --------        ------------------      ------  -------------     --------   ---------
   $44,000         Interest Rate Swap      7.25%    3-mo. LIBOR      Dec. `98   $213,268
    16,000         Interest Rate Swap      7.27%    3-mo. LIBOR      Dec. `98     82,318
    32,000         Interest Rate Swap      6.991%   3-mo. LIBOR      Dec. `98    121,459
    23,000         Interest Rate Swap      7.00%    3-mo. LIBOR      Dec. `98     77,165
    16,000         Interest Rate Swap      7.00%    3-mo. LIBOR      Dec. `98     65,730
    10,000         Interest Rate Swap      6.988%   3-mo. LIBOR      Dec. `98     47,143
    10,000         Interest Rate Swap      6.975%   3-mo. LIBOR      Dec. `98     43,544
                                                                                --------
                                                                                $650,627
                                                                                ========

NOTE 4. BORROWINGS         REVERSE  REPURCHASE  AGREEMENTS: The Trust may  enter
                           into reverse  repurchase  agreements  with qualified,
third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and out standing will be based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the lender the value of which at least equals the principal amount of the reverse repurchase transaction, including accrued interest.

      The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1996 was approximately $254,471,841 at a weighted average interest rate of approximately 5.54%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year ended December 31, 1996 was $286,088,438 on April 30, 1996 which was 33.23% of total assets.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into dollar rolls during the year ended December 31, 1996.

NOTE 5. CAPITAL            There are 200 million shares of $.01 par value common
                           stock authorized. Of  the 58,660,527 shares outstand-
ing at December 31, 1996,  the Adviser owned 10,527  shares.

NOTE 6.  DIVIDENDS         Subsequent  to December  31,  1996,  the   Board   of
                           Directors  of the  Trust  declared   a dividend  from
undistributed earnings of $.04167 per share payable February 28, 1997 to shareholders of record on February 14, 1997.


NOTE 7. QUARTERLY DATA
(UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------
                                                                                 NET REALIZED AND
                                                                                     UNREALIZED
                                                                                   GAINS (LOSSES)
                                                       NET INVESTMENT             ON INVESTMENTS
        QUARTERLY                        TOTAL               INCOME           SHORT SALES AND FUTURES
          PERIOD                         INCOME       AMOUNT     PER SHARE     AMOUNT     PER SHARE
          ------                        ---------    ----------------------   -----------------------
January 1, 1995 to March 31, 1995 ..   $ 9,823,286   $ 9,302,856   $   0.16   $17,647,060  $   0.30
April 1, 1995 to June 30, 1995 .....    13,549,353    12,738,471       0.22     8,042,270      0.14
July 1, 1995 to September 30, 1995 .     9,242,199     7,798,916       0.13     4,526,627      0.08
October 1, 1995 to December 31, 1995    11,704,659    10,232,934       0.17     8,923,904      0.15
January 1, 1996 to March 31, 1996 ..     9,310,675     8,048,579       0.13    (6,082,149)    (0.10)
April 1, 1996 to June 30, 1996 .....     9,363,583     8,399,667       0.15      (301,605)     0.00
July 1, 1996 to September 30, 1996 .     8,953,190     8,329,557       0.14     2,397,610      0.04
October 1, 1996 to December 31, 1996     9,940,219     7,719,659       0.13     4,541,995      0.08
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                           NET INCREASE                                                     PERIOD
                                           IN NET ASSETS             DIVIDENDS                                END
                                           RESULTING FROM               AND                                   NET
        QUARTERLY                             OPERATIONS            DISTRIBUTIONS       SHARE PRICE          ASSET
          PERIOD                         AMOUNT      PER SHARE   AMOUNT     PER SHARE  HIGH      LOW         VALUE
          ------                        ----------------------   --------------------  --------------      --------
January 1, 1995 to March 31, 1995 ..    $26,949,916   $   0.46   $5,622,497   $   0.10 $8 7/8   $7 7/8      $  9.34
April 1, 1995 to June 30, 1995 .....     20,780,741       0.36    8,433,037       0.14  9 3/8    8 1/2         9.55
July 1, 1995 to September 30, 1995 .     12,325,543       0.21    7,333,046       0.13  9 3/8    8 1/2         9.63
October 1, 1995 to December 31, 1995     19,156,838       0.32    9,777,509       0.16  9 1/8    8 3/4         9.79
January 1, 1996 to March 31, 1996 ..      1,966,430       0.03    4,888,705       0.08  9 1/4    8 3/4         9.74
April 1, 1996 to June 30, 1996 .....      8,098,062       0.15    7,333,100       0.13  9 1/4    9 3/4         9.76
July 1, 1996 to September 30, 1996 .     10,727,167       0.18    7,333,075       0.12  9 3/8    9             9.81
October 1, 1996 to December 31, 1996     12,261,654       0.21    9,777,474       0.17  9 3/8    9 1/4         9.86
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       THE BLACKROCK 1998 TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock 1998 Term Trust Inc.:

We have audited the accompanying consolidated statement of assets and liabilities of The BlackRock 1998 Term Trust Inc. and its subsidiary including the consolidated portfolio of investments, as of December 31, 1996, and the related consolidated statements of operations and of cash flows for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These consolidated financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and financial highlights present fairly, in all material respects, the consolidated financial position of The BlackRock 1998 Term Trust Inc. and its subsidiary as of December 31, 1996, the results of their operations, their cash flows, the changes in their net assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



/s/ Deloitte & Touche LLP
------------------------------
DELOITTE & TOUCHE LLP

New York, New York
February 3, 1997

--------------------------------------------------------------------------------
                       THE BLACKROCK 1998 TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

      We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during the fiscal year ended December 31, 1996.

      During the fiscal year ended December 31, 1996, the Trust paid dividends of $0.50004 per share from net investment income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1996 federal income tax returns as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

      For the purpose of preparing your 1996 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which was mailed to you in January 1997.


--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividend or distributions.

      Experience  under  the Plan  may  indicate  that  changes  are  desirable.
Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.


--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no other material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1998 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The Trust's investment objective is to manage a portfolio of invesment grade fixed income securities that will return at least $10 per share (the initial public offering price per share) to investors on or shortly before December 31, 1998 while providing high monthly income.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is the investment advisor for the Trust. BlackRock is a registered investment advisor specializing in fixed income securities. Currently, BlackRock manages approximately $43 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded either on the New York Stock Exchange or American Stock Exchange, several open-end funds and separate accounts for more than 100 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, one of the nation's largest banking organizations.

WHAT CAN THE TRUST INVEST IN?

The Trust may invest in all fixed income securities rated investment grade or higher ("AAA", "AA", "A" or "BBB"). Examples of securities in which the Trust may invest include U.S. government and government agency securities, zero coupon securities, mortgage-backed securities, corporate debt securities, asset-backed securities, U.S. dollar-denominated foreign debt securities and municipal securities. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities) and corporate debt securities.

WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) at maturity. The Trust will implement a conservative strategy that will seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment at the end of 1998. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its assets in relation to market conditions, interest rate changes and, importantly, the remaining term to maturity of the Trust.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide high monthly income to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used (in an amount up to 33 1/3% of total assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date (i.e. cash from early and regularly scheduled payments of principal on mortgage-backed securities) will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities, this strategy will likely result in a decline in the Trust's income over time. However, the Adviser will attempt to maintain a yield which is competitive with a comparable maturity Treasury at the same point on the yield curve (i.e. if the Trust has three years left until its maturity, the Adviser will attempt to maintain a yield at a spread over a 3-year Treasury). It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank &Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.


LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 331/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust,which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BBT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity, therefore, interim price movement on the securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

NON-U.S SECURITIES. The Trust may invest less than 10% of its total assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                       THE BLACKROCK 1998 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE-
BACKED SECURITIES  (ARMS):      Mortgage  instruments  with interest  rates that
                                adjust at periodic  intervals  at a fixed amount
                                relative to the market levels of interest  rates
                                as  reflected  in  specified  indexes.  ARMs are
                                backed  by  mortgage   loans   secured  by  real
                                property.

ASSET-BACKED SECURITIES:        Securities    backed   by   various   types   of
                                receivables such as automobile and credit card receivables.

CLOSED-END FUND:                Investment  vehicle  which  initially  offers  a
                                fixed  number  of shares  and  trades on a stock
                                exchange.  The fund  invests in a  portfolio  of
                                securities   in   accordance   with  its  stated
                                investment  objectives and policies.  One of the
                                advantages   of  a   closed-end   fund   is  the
                                diversification it provides through its multiple holdings.

COLLATERALIZED
MORTGAGE OBLIGATIONS (CMOS):    Mortgage-backed    securities   which   separate
                                mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

DISCOUNT:                       When a fund's net asset  value is  greater  than
                                its stock price the fund is said to be trading at a discount.

DIVIDEND:                       This is  income  generated  by  securities  in a
                                portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:          Shareholders may elect to have all dividends and
                                distributions of capital gains automatically reinvested into additional shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:                           Government National Mortgage Association, a U.S.
                                government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:          Securities  issued  or  guaranteed  by the  U.S.
                                government,   or   one  of   its   agencies   or
                                instrumentalities,   such  as  GNMA  (Government
                                National  Mortgage  Association),  FNMA (Federal
                                National   Mortgage   Association)   and   FHLMC
                                (Federal Home Loan Mortgage Corporation).

INTEREST-ONLY SECURITIES (I/O): Mortgage   securities   that  receive  only  the
                                interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIP.

MARKET PRICE:                   Price per  share of a  security  trading  in the
                                secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:          A mortgage dollar roll is a transaction in which
                                the Trust sells  mortgage-backed  securities for
                                delivery in the current month and simultaneously
                                contracts to  repurchase  substantially  similar
                                (although   not  the  same)   securities   on  a
                                specified future date. During the "roll" period,
                                the  Trust  does  not  receive   principal   and
                                interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date aswell as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:         Mortgage-backed securities issued by Fannie Mae,
                                Freddie Mac or Ginnie Mae.

MULTIPLE-CLASS PASS-THROUGHS:   Collateralized Mortgage Obligations.

NET ASSET VALUE (NAV):          Net asset value is the total market value of all
                                securities  and other  assets held by the Trust,
                                plus income  accrued on its  investments,  minus
                                any  liabilities   including  accrued  expenses,
                                divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The Wall Street Journal each Monday.

PRINCIPAL-ONLY SECURITIES (P/O):Mortgage   securities   that  receive  only  the
                                principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as STRIP.

PROJECT LOANS:                  Mortgages    for    multi-family,     low-    to
                                middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for federal tax purposes. Generally, Fannie Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                     Securities     issued    in    connection    with
                               collateralized    mortgage    obligations    that
                               generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.


REVERSE                         In a  reverse  repurchase  agreement,  the Trust
REPURCHASE AGREEMENTS:          sells  securities and agrees to repurchase  them
                                at a mutually agreed date and price. During this
                                time,   the  Trust   continues  to  receive  the
                                principal   and  interest   payments  from  that
                                security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE BACKED        Arrangements  in  which  a  pool  of  assets  is
SECURITIES:                     separated   into  two   classes   that   receive
                                different   proportions   of  the  interest  and
                                principal    distributions    from    underlying
                                mortgage-backed securities. IO's and PO's are examples of strips.

----------------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
----------------------------------------------------------------------------------------
TAXABLE TRUSTS
----------------------------------------------------------------------------------------
                                                                 STOCK       TERMINATION
PERPETUAL TRUSTS                                                 SYMBOL          DATE
The BlackRock Income Trust Inc.                                   BKT            N/A
The BlackRock North American Government Income Trust Inc.         BNA            N/A


TERM TRUSTS
The BlackRock 1998 Term Trust Inc.                                 BBT          12/98
The BlackRock 1999 Term Trust Inc.                                 BNN          12/99
The BlackRock Target Term Trust Inc.                               BTT          12/00
The BlackRock 2001 Term Trust Inc.                                 BLK          06/01
The BlackRock Strategic Term Trust Inc.                            BGT          12/02
The BlackRock Investment Quality Term Trust Inc.                   BQT          12/04
The BlackRock Advantage Term Trust Inc.                            BAT          12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.          BCT          12/09

TAX-EXEMPT TRUSTS
----------------------------------------------------------------------------------------
                                                                 STOCK       TERMINATION
PERPETUAL TRUSTS                                                 SYMBOL          DATE

The BlackRock Investment Quality Municipal Trust Inc.             BKN           N/A
The BlackRock California Investment Quality Municipal Trust Inc.  RAA           N/A
The BlackRock Florida Investment Quality Municipal Trust          RFA           N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.  RNJ           N/A
The BlackRock New York Investment Quality Municipal Trust Inc.    RNY           N/A


TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                    BMN          12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.              BRM          12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.   BFC          12/08
The BlackRock Florida Insured Municipal 2008 Term Trust           BRF          12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.     BLN          12/08
The BlackRock Insured Municipal Term Trust Inc.                   BMT          12/10



                      IF YOU WOULD LIKE FURTHER INFORMATION
                 PLEASE CALL BLACKROCK AT (800) 227-7BFM (7236)
                     OR CONSULT WITH YOUR FINANCIAL ADVISOR.

BLACKROCK



DIRECTORS
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Mutual Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ  10702-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.


                       THE BLACKROCK 1998 TERM TRUST INC.
                    c/o Prudential Mutual Fund Management LLC
                              Gateway Center Three
                               100 Mulberry Street
                              Newark, NJ 10702-4077
                                 (800) 227-7BFM

[Logo]   Printed on recycled paper                                  09247N-10-3








THE BLACKROCK
1998 TERM
TRUST INC.
================================================================================
CONSOLIDATED
ANNUAL REPORT
DECEMBER 31, 1996


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